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                                                                    Exhibit 10.2

                                  June 14, 2004

Crossroads Systems, Inc.
8300 North MoPac Expressway
Austin, Texas 78759
Attention: Richard D. Eyestone

      The undersigned (the "Officer") hereby agrees that, during the period from June 15, 2004 through December 15, 2004 (the "Period"), Officer, including all affiliates of Officer, shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of the 20,937 shares of common stock (the "Bonus Shares") of Crossroads Systems, Inc,. (the "Company") issued by the Company to the Officer on June 15, 2004 pursuant to the 2003 Stock Bonus Program.

      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Bonus Shares securities held by the Officer until the end of the Period.

      Notwithstanding the foregoing, the obligations described herein shall not apply in the event that during the Period (i) Officer ceases to be employed by the Company, or (ii) the Company consummates: (a) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (b) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer.

                                        OFFICER:

                                        /s/ Andrea Wenholz
                                        -------------------------------------
                                        Andrea Wenholz

ACCEPTED AND ACKNOWLEDGED:

CROSSROADS SYSTEMS, INC.

By:/s/ Robert Sims
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Name:
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Title:
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Date: June 14, 2004